Exhibit 10.4(e)

RELIANT PHARMACEUTICALS, LLC

EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Unless otherwise defined herein, capitalized terms shall have the same meanings as set forth in the Reliant Pharmaceuticals, LLC Equity Incentive Plan (the “Plan”).

I.	NOTICE OF OPTION GRANT

[Name]

You (“Participant”) have been granted an option to purchase Class One Common Units (the “Units”) in the Company, subject to the terms and conditions of the Plan and this Option Agreement. The terms of your grant are set forth below:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Unit:	$

Units Granted:

Total Exercise Price:	$

Expiration Date:

Exercise and Vesting Schedule:

This Option is exercisable immediately, in whole, conditioned upon Participant entering into the Exercise Notice and Restricted Unit Agreement (the “Restricted Unit Agreement”) in the form set forth on Exhibit A. This Option shall vest and/or the Units purchased upon exercise of this Option shall be released from Repurchase, as set forth in the Restricted Unit Agreement according to the following schedule:

Twenty-five percent (25%) of the Units subject to the Option (rounded down to the next whole number of Units) shall vest on each anniversary of the Vesting Commencement Date, so that all of the Units shall be vested on the fourth anniversary of the Vesting Commencement Date.

Termination Period:

This Option may be exercised for thirty (30) days after Participant ceases to be a Service Provider, or such longer period as may be applicable upon the death or Disability as provided herein, (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as provided above.

II.	AGREEMENT

1. Grant of Option. The Company hereby grants to the Participant an Option to purchase the number of Units set forth in the Notice of Grant, at the exercise price set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan and the LLC Agreement, which are incorporated herein by reference.

2. Exercise of Option. This Option is exercisable as follows:

(a) Right to Exercise.

(i) This Option is exercisable in full upon the date it is granted.

(ii) This Option may be not be exercised for a partial Unit.

(iii) In no event may this Option be exercised after the Expiration Date as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by execution of the Restricted Unit Agreement, stating the number of Units for which the Option is being exercised, and such other representations and agreements with respect to such Units as may be required by the Company pursuant to the provisions of the Plan. The Restricted Unit Agreement must be signed by the Participant and, shall be delivered in person or by certified mail to the Secretary of the Company. The Restricted Unit Agreement must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of the executed Restricted Unit Agreement accompanied by the Exercise Price and payment of any applicable withholding tax.

(c) Compliance with Applicable Law. No Units shall be acquired pursuant to the exercise of an Option unless such acquisition and exercise comply with all relevant Applicable Law. Assuming such compliance, for income tax purposes the Units shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Units.

3. Participant’s Representations. At the time this Option is exercised, Participant shall concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Vesting. Participant shall vest in the Units issuable upon exercise of this Option as set forth in the Notice of Grant. For purposes of this Option Agreement, the Unit subject to this Option shall vest based on Participant’s continued status as a Service Provider. The vested portion of the Unit shall not be subject to Repurchase (as set forth in the Restricted Unit Agreement) but shall be subject to the Company’s Right of First Refusal and Call Right as set forth in the Restricted Unit Agreement.

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5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check; or

(c) with the consent of the Committee, property of any kind (including the surrender of underlying Units) which constitutes good and valuable consideration.

6. Term of Option. To the extent that this Option is not vested at the date on which the Participant ceases to be a Service Provider, or if the Participant does not exercise this Option within the time specified herein, the Option shall terminate. This Option shall terminate on the date Participant ceases to be a Service Provider for Cause. Except as provided in this Section 9, this Option may be exercised only within the term set out in the Notice of Grant.

(a) Termination of Relationship. If Participant ceases to be a Service Provider (other than for Cause or by reason of the Participant’s death or Disability), Participant may exercise the vested portion of this Option during the Termination Period set out in the Notice of Grant.

(b) Death or Disability of Participant. If Participant ceases to be a Service Provider as a result of death or Disability, the vested portion of the Option as of the date on which such Participant ceased to be a Service Provider, shall be exercisable at any time within twelve (12) months from such date, but in no event later than the Expiration Date as set forth in the Notice of Grant.

7. Restrictions on Exercise. If the purchase of the Unit upon such exercise or if the method of payment for such Units would constitute a violation of any Applicable Laws, then the Option may not be exercised. The Company may require Participant to make any representation and warranty to the Company as may be required by any Applicable Law or regulation before allowing the Option to be exercised.

8. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Participant only by Participant. Notwithstanding the foregoing the Option may be transferred to the Participant’s Immediate Family; provided, however, that any such transfer is without payment of any consideration whatsoever, that no such transfer shall be valid unless first approved by the Committee, acting in its sole discretion, and that any Option so transferred shall remain subject to the terms and conditions of this Option agreement. The terms of this Option shall be binding upon the executors, heirs, successors and assigns of the Participant.

9. Restrictions on Units. Participant hereby agrees that the Units purchased upon the exercise of the Option shall be subject to the terms and conditions of the LLC Agreement, and such other terms and conditions as the Committee may determine in its sole discretion, including, without limitation, restrictions on the transferability of Units, the right of the Company to repurchase Units, and a right of first refusal in favor of the Company with respect to permitted transfers of Units. Such terms and conditions may, in the Committee’s sole discretion, be

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contained in the Restricted Unit Agreement or in such other agreement as the Committee shall determine and which the Participant hereby agrees to enter into at the request of the Company upon exercise of the Option.

10. Lock-Up Period. Participant hereby agrees that if so requested by the Company (or any successor thereto) or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as Amended (the “Securities Act”), Participant shall not sell or otherwise transfer any Units (or any securities of the Company in which such Units may be converted) or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

[SIGNATURE PAGE FOLLOWS]

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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

RELIANT PHARMACEUTICALS, LLC

By:

Name:

Title:

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE OPTION HEREIN GRANTED CONTINUES TO BE EXERCISABLE ONLY FOR PERIODS DETERMINED WITH REFERENCE TO THE PERIOD OF CONTINUED CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING UNITS HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

Participant acknowledges receipt of a copy of the Plan and the LLC Agreement and represents that he is familiar with the terms and provisions thereof. Participant hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan, the LLC Agreement and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

Residence Address:

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EXHIBIT A

RELIANT PHARMACEUTICALS, LLC

EQUITY INCENTIVE PLAN

EXERCISE NOTICE AND RESTRICTED UNIT AGREEMENT

Reliant Pharmaceuticals, LLC

110 Allen Road

Liberty Corner, New Jersey 07938

Attention:     Secretary

1. Exercise of Option. Effective as of today,                     ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase          Class One Common Units (the “Units”) in Reliant Pharmaceuticals, LLC (the “Company”) under and pursuant to the Reliant Pharmaceuticals, LLC Equity Incentive Plan (the “Plan”) and the Option Agreement dated                     ,         , (the “Option Agreement”),              portion of the Units have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Units”). Upon termination of Purchaser’s status as a Service Provider, the Unvested Units shall be subject to Repurchase as set forth in Section 6 below. The vested portion of the Units (“Vested Units”) shall not be subject to Repurchase.

2. Representations of Participant. Participant acknowledges that he or she has received, read and understood the Plan, the Option Agreement, the LLC Agreement, this Exercise Notice and Restricted Unit Agreement and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

3. Rights and Obligations as a Member. Upon exercise of the Option in compliance and in accordance with the provisions of Section 8(b) and (c) of the Plan, the Participant shall become a Common Holder and, at the discretion of the Committee, have all rights of a Common Holder with respect to said Units as provided in the LLC Agreement. Participant, without further action on his or her part, by purchase of the Units agrees to be deemed a party to, a signatory of and bound by the LLC Agreement, and the Units shall be subject to such rights and restrictions as contained therein. Participant shall enjoy rights as a Common Holder and shall be subject to all of the limitations, restrictions and obligations contained in the LLC Agreement as a Common Holder, until such time as Participant disposes of the Units or the Company and/or its assignee(s) exercises the Right of First Refusal, Call Right or the Repurchase provided in this Agreement or otherwise in the LLC Agreement. Upon such exercise, Participant shall have no further rights as a holder of the Units so purchased except the right to receive payment for the Units so purchased in accordance with the provisions of this Agreement and the LLC Agreement.

4. Participant’s Rights to Transfer Units.

(a) Limitations on Transfer. Unvested Units (or any securities into which such Units may be converted) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner; provided, however, that Unvested Units may, with the consent of the Committee, be (i) transferred to the Participant’s Immediate Family, so long as such transfer is without receipt of any consideration therefore, or (ii) assigned or pledged to the Company as collateral on any loan used to acquire such Units as provided by the Plan, so long as any Unvested Unit so transferred, assigned or pledged shall remain subject to the terms and conditions of this Agreement. Purchaser may transfer Vested Units (or any securities into which such Units may be converted), subject to the restrictions contained in this Section 4 and the LLC Agreement; provided however no Units may be transferred (A) to a direct competitor of the Company as determined by the Board or (B) for consideration other than cash.

(b) Company’s Right of First Refusal. Before any Vested Units (or any securities into which such Vested Units may be converted) held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of (including transfer by gift or operation of law, collectively a “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Vested Units on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Vested Units shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Vested Units; (ii) the name of each proposed Participant or other transferee (“Proposed Transferee”); (iii) the number of Vested Units to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price for which the Holder proposes to Transfer the Vested Units (the “Offered Price”), and the Holder shall offer the Vested Units at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Vested Units proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (c) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Units repurchased under this Section shall be the Offered Price.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Vested Units proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then subject to any rights of first refusal or other restrictions on transfer contained in the LLC Agreement, the Holder may sell or otherwise Transfer such Units to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section and shall continue to apply to the Vested Units in the hands of such Proposed Transferee. If the Vested Units described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Vested Units held by the Holder may be sold or otherwise Transferred. The Company’s Right of First Refusal as contained herein shall be in addition to and arise prior to any rights of first refusal contained in the LLC Agreement.

(c) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Units during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s Immediate Family shall be exempt from the Right of First Refusal. In such case, the transferee or other recipient shall receive and hold the Units so Transferred subject to the provisions of this Section, Section 5, the Restricted Unit Agreement, and the LLC Agreement, as applicable, and there shall be no further Transfer of such Units except in accordance with the terms of this Section.

(d) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Units (and any securities into which such Units may be converted) ninety (90) days after a sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).

5. Company Call Right.

(a) If Participant ceases to be a Service Provider (as defined in the Plan) for any reason, the Company shall have the right to purchase any or all of the Vested Units (or any securities into which such Vested Units may be converted) then owned by a Holder at a price equal to the Fair Market Value (as defined in the Plan) of the Vested Units on the date on which the Participant ceases to be a Service Provider (the “Call Right”).

(b) The Company may exercise the Company Call Right by delivering personally or by registered mail to Holder, within ninety (90) days of the date on which Participant ceases to be a Service Provider, a notice in writing indicating the Company’s intention to exercise the Company Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office.

(c) At its option, the Company may elect to make payment for the Vested Units to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Holder stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Company Call Right conferred above by giving the requisite notice within ninety (90) days following the date on which Participant ceases to be a Service Provider, the Company Call Right shall terminate.

(e) The Company Call Right shall terminate as to all Vested Units (or any securities into which such Vested Units may be converted) ninety (90) days after a Public Offering.

6. Repurchase.

(a) If Participant ceases to be a Service Provider (as defined in the Company’s Equity Incentive Plan) for any reason, the Company shall purchase all of the Participant’s Unvested Units from the Holder thereof, as of the date on which Participant ceases to be a Service Provider (the “Repurchase”) at the lesser of (i) the exercise price paid by the Participant for such Units in connection with the exercise of the Option or (i) the Fair Market Value thereof (the “Repurchase Price”). The Company shall deliver the Repurchase Price, to the Holder by check, cash or wire transfer within ninety (90) days of the date on which Participant ceases to be a Service Provider.

(b) One hundred percent (100%) of the Unvested Units shall initially be subject to Repurchase. The Unvested Units shall be released from Repurchase in accordance with the Vesting Schedule set forth in the Notice of Grant until all Units are released from the Repurchase obligation.

7. Spousal Consent. As a further condition to the Company’s and Participant’s obligations under this Agreement, the spouse of the Participant, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C.

8. Tax Consultation.

(a) Representations. Participant understands that he or she may suffer adverse tax consequences as a result of his or her purchase or disposition of the Units. Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(b) Section 83(b) Election. Participant hereby acknowledges that he or she has been informed that, with respect to the exercise of the Option for Unvested Units, that unless an election is filed by the Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Units, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Units and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Participant, measured by the excess, if any, of the Fair Market Value of the Units, at the time the Repurchase lapses over the purchase price for the Units. Participant represents that Participant has consulted any tax consultant(s) Participant deems advisable in connection with the purchase of the Units or the filing of the election under Section 83(b) and similar tax provisions.

PARTICIPANT ACKNOWLEDGES THAT IT IS HIS OR HER SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON HIS OR HER BEHALF

9. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Units that have been sold or otherwise transferred in violation of any of the provisions of the this Agreement or the LLC Agreement or (ii) to treat as owner of such Units or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Units shall have been so transferred.

10. No Right to Employment.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE UNVESTED UNITS HEREIN GRANTED CONTINUE TO VEST ONLY FOR PERIODS DETERMINED WITH REFERENCE TO THE PERIOD OF CONTINUED CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED OR ACQUIRING UNITS HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

11. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, successors, and assigns.

12. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Company’s Board of Managers or committee thereof that is responsible for the administration of the Plan (the “Committee”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on any Holder.

13. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

14. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party. Participant further agrees to notify the Company upon any change in the residence address indicated below.

15. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

16. Delivery of Payment. Participant herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

17. Entire Agreement. The Plan, Option Agreement and LLC Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement, and the Investment Representation Statement, if applicable, constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

Submitted by:	Accepted by:

PARTICIPANT:	RELIANT PHARMACEUTICALS, LLC

By:

Its:

Address:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	RELIANT PHARMACEUTICALS, LLC

SECURITY	:	CLASS ONE COMMON UNITS

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering (or held by any affiliate of the issuer), subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d)

of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date:                                 ,

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EXHIBIT C

CONSENT OF SPOUSE

I,                                 , spouse of                          have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase Class One Common Units of Reliant Pharmaceuticals, LLC as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:                                 ,